UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2007

XEDAR CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-08356	84-0684753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 South Valley Highway, Suite 220
Englewood, CO 80112
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:  (303) 377-0033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into Material Definitive Agreement

On December 10, 2007, Xedar Corporation, a Colorado corporation, increased its line of credit with KeyBank National Association (“Lender”) by obtaining an additional revolving line of credit in a principal amount of up to Five Hundred Thousand Dollars and No Cents ($500,000.00) (the “Line of Credit”).  The Line of Credit is evidenced by a promissory note bearing interest at a variable rate equal to the prime rate of Lender, with an initial interest rate equal to seven and one half percent (7.5%) per annum.  As security for the Line of Credit, we have executed a Commercial Security Agreement in favor of Lender, Hugh H. Williamson, III, our Chairman and Chief Executive Officer, has entered into a Commercial Guaranty, personally guarantying full and punctual payment of all of our obligations arising under the Line of Credit, Humanade, L.L.C., our affiliate, has entered into a Commercial Guaranty, guarantying full and punctual payment of all of our obligations arising under the Line of Credit, and the Nancy T. Williamson 1989 Revocable Trust, our affiliate, has entered into a Commercial Guaranty, guarantying full and punctual payment of all of our obligations arising under the Line of Credit.

Prior to the entry into the Line of Credit described above, the Company and Lender were parties of a business loan agreement and line of credit previously disclosed and described in our Current Report on Form 8-K, filed June 12, 2007.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Incorporated by reference to the disclosure included in Item 1.01 above.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

Number	Description
10.1	Promissory Note, dated June 7, 2007, by and between Xedar Corporation and KeyBank National Association
10.2	Commercial Security Agreement, dated June 7, 2007, by and between Xedar Corporation and KeyBank National Association
10.3	Commercial Guaranty, by and among Hugh H. Williamson, III and KeyBank National Association, for the benefit of Xedar Corporation
10.4	Commercial Guaranty, by and among Humanade, L.L.C and KeyBank National Association, for the benefit of Xedar Corporation
10.5	Commercial Guaranty, by and among Nancy T. Williamson 1989 Revocable Trust and KeyBank National Association, for the benefit of Xedar Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xedar Corporation

Dated: December 14, 2007	By:	/s/ Hugh Williamson III
Chairman, President and CEO

Exhibit Index

Number	Description
10.1	Promissory Note, dated June 7, 2007, by and between Xedar Corporation and KeyBank National Association
10.2	Commercial Security Agreement, dated June 7, 2007, by and between Xedar Corporation and KeyBank National Association
10.3	Commercial Guaranty, by and among Hugh H. Williamson, III and KeyBank National Association, for the benefit of Xedar Corporation
10.4	Commercial Guaranty, by and among Humanade, L.L.C and KeyBank National Association, for the benefit of Xedar Corporation
10.5	Commercial Guaranty, by and among Nancy T. Williamson 1989 Revocable Trust and KeyBank National Association, for the benefit of Xedar Corporation